Financial Instruments	9 Months Ended
Aug. 31, 2019
Fair Value Disclosures [Abstract]
Financial Instruments

Fair values

The Company follows ASC topic 820, “Fair Value Measurements” which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The provisions of ASC topic 820 apply to other accounting pronouncements that require or permit fair value measurements. ASC topic 820 defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date; and establishes a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date.

As of December 1, 2018, the Company has adopted ASU No. 2016-01, which makes limited amendments to the guidance in U.S. GAAP on the classification and measurement of financial instruments. The new standard significantly revises an entity’s accounting related to (1) the classification and measurement of investments in equity securities and (2) the presentation of certain fair value changes for financial liabilities measured at fair value. It also amends certain disclosure requirements associated with the fair value of financial instruments. The adoption did not have an impact on the date of transition and did not have a material impact to our condensed unaudited interim consolidated financial statements for the three and nine months ended August 31, 2019.

Inputs refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. To increase consistency and comparability in fair value measurements and related disclosures, the fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The three levels of the hierarchy are defined as follows:

Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2 inputs are inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly for substantially the full term of the financial instrument.

Level 3 inputs are unobservable inputs for asset or liabilities.

The categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

(i)	The Company calculates expected volatility based on historical volatility of the Company’s peer group that is publicly traded for options that have an expected life that is more than nine years (Level 2) while the Company uses its own historical volatility for options that have an expected life of nine years or less (Level 1).
(ii)	The Company calculates the interest rate for the conversion option based on the Company’s estimated cost of raising capital (Level 2).

An increase/decrease in the volatility and/or a decrease/increase in the discount rate would have resulted in an increase/decrease in the fair value of the conversion option and warrants.

Fair value of financial assets and financial liabilities that are not measured at fair value on a recurring basis are as follows:

	August 31, 2019		November 30, 2018
	Carrying	Fair	Carrying	Fair
	amount	value	amount	value
	$	$	$	$
Financial Liabilities
Convertible debenture(i)	1,525,220	1,710,557	1,790,358	1,795,796

(i)	The Company calculates the interest rate for the Debentures and due to related parties based on the Company’s estimated cost of raising capital and uses the discounted cash flow model to calculate the fair value of the Debentures and the amounts due to related parties.

The carrying values of cash, accounts receivable, accounts payable, accrued liabilities and employee cost payable approximates their fair values because of the short-term nature of these instruments.

(b)	Interest rate and credit risk

Interest rate risk is the risk that the value of a financial instrument might be adversely affected by a change in interest rates. The Company does not believe that the results of operations or cash flows would be affected to any significant degree by a sudden change in market interest rates, relative to interest rates on cash and the convertible debenture due to the short-term nature of these obligations. Trade accounts receivable potentially subjects the Company to credit risk. The Company provides an allowance for doubtful accounts equal to the estimated losses expected to be incurred in the collection of accounts receivable.

The following table sets forth details of the aged accounts receivable that are not overdue as well as an analysis of overdue amounts and the related allowance for doubtful accounts:

	August 31,	November 30,
	2019	2018
	$	$

Total accounts receivable	162,876	305,912
Less allowance for doubtful accounts	(66,849)	(66,849)
Total accounts receivable, net	96,027	239,063

Not past due	96,027	239,063
Past due for more than 31 days
but no more than 120 days	-	-
Past due for more than 120 days	66,849	66,849
Total accounts receivable, gross	162,876	305,912

Financial instruments that potentially subject the Company to concentration of credit risk consist principally of uncollateralized accounts receivable. The Company’s maximum exposure to credit risk is equal to the potential amount of financial assets. For the three and nine months ended August 31, 2019 and 2018, one customer accounted for substantially all the revenue and two of the customers accounted for all the accounts receivable of the Company. The Company is also exposed to credit risk at period end from the carrying value of its cash. The Company manages this risk by maintaining bank accounts with a Canadian Chartered Bank. The Company’s cash is not subject to any external restrictions.

(c)	Foreign exchange risk

The Company has balances in Canadian dollars that give rise to exposure to foreign exchange risk relating to the impact of translating certain non-U.S. dollar balance sheet accounts as these statements are presented in U.S. dollars. A strengthening U.S. dollar will lead to a foreign exchange loss while a weakening U.S. dollar will lead to a foreign exchange gain. For each Canadian dollar balance of $1.0 million, a +/- 10% movement in the Canadian currency held by the Company versus the U.S. dollar would affect the Company’s loss and other comprehensive loss by $0.1 million.

(d)	Liquidity risk

Liquidity risk is the risk that the Company will encounter difficulty raising liquid funds to meet its commitments as they fall due. In meeting its liquidity requirements, the Company closely monitors its forecasted cash requirements with expected cash drawdown.

The following are the contractual maturities of the undiscounted cash flows of financial liabilities as at August 31, 2019:

	Less than	3 to 6	6 to 9	9 months	Greater than
	3 months	months	months	to 1 year	1 year	Total
	$	$	$	$	$	$
Third parties
Accounts payable	3,504,755	-	-	-	-	3,504,755
Accrued liabilities	1,174,186	-	-	-	-	1,174,186
Convertible debenture (Note 5)	2,961	2,806	2,837	143,483	-	152,087
Related parties
Employee costs payable	236,449	-	-	-	-	236,449
Convertible debentures (Note 5)	1,083,845	12,457	12,594	12,594	500,137	1,621,627
Total contractual obligations	6,002,196	15,263	15,431	156,077	500,137	6,689,104